UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600,
Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange

Item 2.02 Results of Operations and Financial Condition

On May 11, 2020, CIM Commercial Trust Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2020.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07 Submission of Matters of a Vote of Security Holders

The Annual Meeting of Stockholders was held on May 7, 2020.  A total of 8,291,223.68 shares were voted in person or by proxy, representing 56.8% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

1.                      Election of Directors

	For	Withheld	Broker Non-Votes
Douglas Bech	3,938,186.68	3,344,888.00	1,008,149.00
Robert Cresci	5,130,340.68	2,152,734.00	1,008,149.00
Kelly Eppich	4,125,357.68	3,157,717.00	1,008,149.00
Frank Golay, Jr.	5,198,887.68	2,084,187.00	1,008,149.00
Shaul Kuba	5,240,711.68	2,042,363.00	1,008,149.00
Richard Ressler	5,239,896.68	2,043,178.00	1,008,149.00
Avraham Shemesh	5,240,751.68	2,042,323.00	1,008,149.00

The directors will continue to serve as directors until such time as their successors are duly elected and qualified.

2.                      Ratification of the selection of BDO USA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	8,216,877.68
Against	46,582.00
Abstentions	27,763.00
Broker Non-Votes	0

The foregoing proposal was approved.

3.                      Approval of executive compensation by a non-binding advisory vote.

For	3,353,471.46
Against	3,824,091.23
Abstentions	105,512.00
Broker Non-vote	1,008,149.00

The foregoing proposal was not approved.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s Q1 2020 Investor Presentation is attached to this Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted a copy of the presentation on its Shareholder Relations page at http://shareholders.cimcommercial.com/.

The information in this Item 7.01 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 11, 2020, regarding the Company’s financial results for the quarter ended March 31, 2020.

99.2	Investor Presentation Q1 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2020

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker, Chief Financial Officer